UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

CAMDEN LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52919	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1200 Baltimore, MD	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 878-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAMDEN LEARNING CORPORATION (“CAMDEN”) AND DLORAH, INC. (“DLORAH”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAMDEN AND DLORAH REGARDING, AMONG OTHER THINGS, CAMDEN’S PROPOSED BUSINESS COMBINATION WITH DLORAH DISCUSSED HEREIN AND THE BUSINESS OF DLORAH, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH DLORAH IS, AND CAMDEN WILL BE, ENGAGED; MANAGEMENT OF GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN CAMDEN’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CAMDEN NOR DLORAH ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

CAMDEN INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAMDEN’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH DLORAH, AS DESCRIBED IN THIS CURRENT REPORT. THIS CURRENT REPORT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CAMDEN HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND WARRANTHOLDERS OF CAMDEN AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAMDEN’S FINAL PROSPECTUS, DATED NOVEMBER 29, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF CAMDEN’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE, BY DIRECTING A REQUEST TO CAMDEN IN WRITING AT 500 EAST PRATT STREET, SUITE 1200, BALTIMORE, MD 21202, OR BY TELEPHONE AT (410) 878-6800. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

CAMDEN AND DLORAH AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAMDEN’S STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF CAMDEN’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO CAMDEN, DLORAH AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO CAMDEN’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF CAMDEN’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT CAMDEN’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PROXY STATEMENT FILED BY CAMDEN WITH THE SEC.

THE INFORMATION ON DLORAH’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAMDEN MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01. Other Information.

Attached as Exhibit 99.1 to this Current Report is the form of presentation Camden expects to use in connection with presentations to certain of its securityholders, as well as other persons interested in purchasing securities of Camden, in connection with the proposed transaction with Dlorah, Inc. Such material may be deemed soliciting material in connection with the special meeting of Camden’s stockholders and warrantholders.

The attached investor presentation has been revised to include updated projected financial performance which reflects current enrollment trends.

Note Regarding Financial Information and Data of Dlorah

The financial information and data of Dlorah contained in the exhibit to this Current Report is derived, in part, from Dlorah’s unaudited financial statements and may not conform to Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in the definitive proxy statement to be mailed to Camden’s stockholders and warrantholders.

Note Regarding Non-GAAP Financial Measures

The investor presentation attached as an exhibit hereto contains certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC, including EBITDA and Adjusted EBITDA.  EBITDA and Adjusted EBITDA (each as defined in the appendix to the investor presentation) are non-GAAP financial measures (i.e., they are not measures of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flow data prepared in accordance with GAAP.  In addition, EBITDA and Adjusted EBITDA as used by Dlorah may not be comparable to similarly titled measures of other companies. For definitions of and additional information regarding EBITDA and Adjusted EBITDA, and a reconciliation of such measures to the most comparable financial measures calculated in accordance with GAAP, please refer to the appendix to the investor presentation.

EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies.  Accordingly, Camden believes these financial measures may be useful to investors in assessing its operating performance.  Camden and Dlorah also believe these measures allow a standardized comparison between private companies in the for-profit educational industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies.

While Camden uses EBITDA and Adjusted EBITDA in managing and analyzing its business and financial condition and believes these measures are useful to its management and investors for the reasons described above, these non-GAAP financial measures have certain shortcomings.  Dlorah’s management compensates for the shortcomings of EBITDA and Adjusted EBITDA by utilizing them in conjunction with their comparable GAAP financial measures.

Item 9.01.                           Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2009	CAMDEN LEARNING CORPORATION

	By:	/s/ David Warnock
	Name:	David Warnock
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Investor presentation